UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2026

MIDDLESEX WATER COMPANY
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-422	22-1114430
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
485C Route 1 South, Suite 400, Iselin, New Jersey 08830
(Address of Principal Executive Offices, and Zip Code)
732-634-1500
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	MSEX	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 20, 2026, Middlesex Water Company (“Middlesex”) entered into an Amendment (the “Amendment”) to the ATM Equity OfferingSM Sales Agreement (as amended, the “Equity Sales Agreement”) with BofA Securities, Inc., Robert W. Baird & Co. Incorporated, Huntington Securities, Inc. (“Huntington”), and Janney Montgomery Scott LLC (“Janney”), relating to Middlesex’s ongoing sale of shares of Middlesex common stock, no par value, from time to time at the then prevailing market prices in an amount not to exceed $110,000,000, (the “Shares”), through “at-the-market” offerings (the “Offering”).

Pursuant to the Amendment, Janney ceased to act as a sales agent under the Equity Sales Agreement and Huntington was added as a sales agent thereunder. Except as expressly set forth in the Amendment, the Equity Sales Agreement remains in full force and effect and the terms of the Offering, including the manner of sale, commissions, and maximum aggregate offering amount, were not modified.

On February 20, 2026, Middlesex filed a supplement to the prospectus supplement, dated as of May 12, 2025, with the Securities and Exchange Commission primarily updating the prospectus supplement to reflect Middlesex's entry into the Amendment. Any sales and issuances of Shares under the Equity Sales Agreement will be made pursuant to Middlesex’s effective shelf registration statement on Form S-3 (File No. 333-287177) and the prospectus supplement, as supplemented by the supplement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities under the Equity Sales Agreement, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description of Document

1.1
Amendment to ATM Equity Offering Sales Agreement, dated February 20, 2026, by and among Middlesex Water Company and BofA Securities, Inc., Robert W. Baird & Co. Incorporated, Janney Montgomery Scott LLC and Huntington Securities, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY

By: /s/ Mohammed G. Zerhouni
Senior Vice President, Chief Financial Officer and Treasurer
Date: February 24, 2026